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                      NEW ENGLAND LIFE INSURANCE COMPANY
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                 (617) 578-2000

                             AMERICAN GROWTH SERIES
                       SUPPLEMENT DATED NOVEMBER 20, 1997
                        TO PROSPECTUS DATED MAY 1, 1997



     The following is part of the discussion of "Contingent Deferred Sales Charge" and replaces the last full paragraph on page A-32 above the heading "Premium Tax Charge":

     The Contracts may be sold directly, without compensation, to a registered representative, to employees, officers, directors, and trustees of the Company and its affiliated companies, and spouses and immediate family members (i.e. children, siblings and parents (including siblings and parents of spouses), and grandparents) of the foregoing, and to employees, officers, directors, trustees and registered representatives of any broker-dealer authorized to sell the Contracts or any bank affiliated with such a broker-dealer and of any sub-adviser to the Eligible Funds, and spouses and immediate family members of the foregoing. If consistent with applicable state insurance law, the Contracts also may also be sold, without compensation, to the Company or MetLife for use with deferred compensation plans for agents, employees, officers, directors, and trustees of the Company and its affiliated companies, subject to any restrictions imposed by the terms of such plans, or to persons who obtain their Contracts through a bank, adviser or consultant to whom they pay a fee for investment or planning advice. If sold under these circumstances, the Contracts will be credited with an additional percentage of premium to reflect in part or in whole any cost savings associated with the direct sale, but only if such credit will not be unfairly discriminatory to any person. No additional premium will be credited to Contracts purchased by persons described above in exchange for another variable annuity Contract issued by the Company or its affiliated companies.